Short-term and Long-term Borrowings - Schedule of Contractual Obligations (Detail)	Dec. 31, 2018 CNY (¥)	Dec. 31, 2018 USD ($)	Dec. 31, 2017 CNY (¥)
Contractual Obligation Fiscal Year Maturity [Abstract]
Payment due by period, less than 1 year	¥ 36,560,000	$ 5,317,431	¥ 38,017,759
Payment due by period, 1-2 years	159,548,333	23,205,343	520,336,141
Payment due by period, greater than 2 years	289,673,333	42,131,239	1,959
Total	¥ 485,781,666	$ 70,654,013	¥ 558,355,859